UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2021 (January 5, 2021)

KAIROS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39841	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 917-783-4057

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	KAIRU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	KAIR	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	KAIRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 8, 2021, Kairos Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 24,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $240,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-251553) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 21, 2020 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated January 5, 2021, by and between the Company and Citigroup Global Markets Inc., as the representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated January 5, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated January 5, 2021, by and among the Company, its officers, its directors, its initial shareholders, the Company’s sponsor, Kairos Alpha Acquisition LLC (the “Sponsor”), and HS Chronos LLC (“HS Chronos”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated January 5, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated January 5, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated January 5, 2021 (the “Sponsor Private Placement Warrants Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated January 5, 2021 (the “HS Chronos Private Placement Warrants Purchase Agreement,” together with the Sponsor Private Placement Warrants Purchase Agreement, the “Private Placement Warrants Purchase Agreements”), by and between the Company and HS Chronos, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated January 5, 2021, by and between the Company and Kairos Alpha Acquisition Corp., a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreements, the Company completed the private sale of an aggregate of 7,300,000 warrants (the “Private Placement Warrants”) to the Sponsor and HS Chronos at an average purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,300,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the Sponsor and HS Chronos have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor and HS Chronos or their respective permitted transferees. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 5, 2021, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands General Registry, effective the same day. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $240,000,000, comprised of $235,200,000 of the proceeds from the IPO (which amount includes $8,400,000 of the underwriter’s deferred discount) and $4,800,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly tendered in connection with a shareholder vote to amend the Amended and Restated Memorandum and Articles of Association to (A) modify the substance or timing of its obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity, and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On January 5, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 8, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 5, 2021, by and between the Company and Citigroup Global Markets Inc.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated January 5, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated January 5, 2021, by and among the Company, its officers, directors, Kairos Alpha Acquisition LLC and HS Chronos LLC.
10.2	Investment Management Trust Agreement, January 5, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated January 5, 2021, by and among the Company and certain security holders.
10.4	Private Placement Warrants Purchase Agreement, dated January 5, 2021, by and between the Company and Kairos Alpha Acquisition LLC.
10.5	Private Placement Warrants Purchase Agreement, dated January 5, 2021, by and between the Company and HS Chronos LLC.
10.6	Administrative Services Agreement, dated January 5, 2021, by and between the Company and Kairos Alpha Acquisition Corp.
99.1	Press Release, dated January 5, 2021.
99.2	Press Release, dated January 8, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAIROS ACQUISITION CORP.

By:	/s/ Peter Bang
Name: Peter Bang
Title: Chief Executive Officer and Director

Dated: January 11, 2021